UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2015
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COMMUNITYONE BANCORP
(Exact name of registrant as specified in its charter)

North Carolina	000-13823	56-1456589

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1017 East Morehead Street, Charlotte North Carolina 28204
(Address of principal executive offices)

Registrant's telephone number, including area code: (336) 626-8300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
On April 15, 2015, certain senior officers of CommunityOne Bank, N.A., (“Bank”) entered into Change in Control Severance Agreements (“Agreements”) with the Bank. The purpose of the Agreements is to secure the continued service of the officers in the event of a Change in Control, as defined in the Agreements, and to provide the officers with security in such event so as to ensure their continued loyalty to maximize shareholder value as well as the continued safe and sound operation of the Bank.  Each Agreement provides that in the event of a termination of the officer’s employment by the Bank without cause or by the officer for “Good Reason,” in each case upon or within one year following a Change in Control of CommunityOne Bancorp (“Company”) or the Bank, the officer will receive a lump sum severance benefit of one year of the officer’s annual base salary.  For purposes of these Agreements, “Good Reason” is defined as (i) a material diminution in the officer’s title, duties or responsibilities or base salary upon or after a Change in Control; or (ii) the Bank requiring the relocation of the officer’s principal place of employment outside of 50 miles from either the Bank’s or the Company’s headquarters upon or after a Change in Control. Each Agreement has an indefinite term, provided that the Bank may terminate the Agreement by giving the officer at least one year advance written notice of termination (or if a Change in Control has occurred during the term, the Agreement will not terminate until the expiration of one year following the Change in Control or until the Bank’s obligations under the Agreement are satisfied).
The preceding description of the Change in Control Severance Agreements is a summary of the Agreements’ material terms, does not purport to be complete, and is qualified in its entirety by reference to the copy of the form of Change in Control Severance Agreement which is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.     Description
10.1         Form of Change in Control Severance Agreement, dated April 15, 2015, by and between CommunityOne Bank, N.A. and certain officers

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 17, 2015	COMMUNITYONE BANCORP
(Date)	(Registrant)

/s/ David L. Nielsen
David L. Nielsen
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.     Description
10.1         Form of Change in Control Severance Agreement, dated April 15, 2015, by and between CommunityOne Bank, N.A. and certain officers